UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2026

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1601 Utica Avenue South, Suite 900 St. Louis Park, MN	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 453-4100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
9.375% Senior Notes Due 2030	TWOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2026, Two Harbors Investment Corp., a Maryland corporation (“Two Harbors”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Two Harbors, CrossCountry Intermediate Holdco, LLC, a Delaware limited liability company (“CCM”), and CrossCountry Merger Corp., a Maryland corporation and a wholly owned subsidiary of CCM (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein and in accordance with the provisions of the Maryland General Corporation Law, Merger Sub will merge with and into Two Harbors (the “Merger”) with Two Harbors surviving the Merger and continuing as a wholly owned subsidiary of CCM.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Two Harbors common stock, par value $0.01 per share (the “Two Harbors Common Stock”), will be converted into the right to receive an amount in cash equal to $10.80 per share (the “Merger Consideration”). Upon conversion, all such shares of Two Harbors Common Stock will automatically be cancelled and cease to exist.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding share of Two Harbors’ (i)  8.125% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, (ii)  7.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, and (iii) 7.25% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (collectively, the “Two Harbors Preferred Stock”), will remain issued and outstanding. Promptly after the Effective Time, Two Harbors will deliver a notice of redemption to the holders of the Two Harbors Preferred Stock, in accordance with Two Harbors’ Articles of Amendment and Restatement, and the Articles Supplementary thereto, and Amended and Restated Bylaws. Following the Effective Time, when required in connection with the redemption of the Two Harbors Preferred Stock, CCM, on behalf of Two Harbors, will irrevocably set aside and deposit, separate and apart from its other funds, in trust for the benefit of the holders of the Two Harbors Preferred Stock, cash in immediately available funds in the amount of $25.00 per outstanding share of Two Harbors Preferred Stock, plus any accumulated and unpaid dividends thereon (whether or not authorized or declared) to, but not including, the redemption date (the “Preferred Stock Redemption Amount”). On the redemption date set forth in the notice of redemption, each share of Two Harbors Preferred Stock will be redeemed for an amount in cash equal to the Preferred Stock Redemption Amount.

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of the outstanding shares of Two Harbors Common Stock (the “Two Harbors Stockholders”) entitled to cast a majority of all the votes entitled to be cast at the meeting of the Two Harbors Stockholders to consider the approval of the Merger and the other transactions contemplated by the Merger Agreement (the “Two Harbors Stockholders Meeting”); (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the expiration or termination of the applicable waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other specified regulatory consents or clearances; (v) the absence of any law or order prohibiting or enjoining the consummation of the Merger or that would have certain other effects; and (vi) the absence of a material adverse effect with respect to Two Harbors or CCM on or after the date of the Merger Agreement that is continuing. CCM’s obligation to consummate the Merger is also subject to the receipt by CCM of an opinion of counsel to the effect that  Two Harbors has been organized and operated in conformity with the requirements for qualification and taxation as a REIT.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by Two Harbors’ Board of Directors (the “Two Harbors Board”), and the Two Harbors Board has resolved to recommend that the Two Harbors Stockholders approve the Merger and the other transactions contemplated by the Merger Agreement.

The Merger Agreement provides that, at the Effective Time, each restricted stock unit in respect of shares of Two Harbors Common Stock granted by Two Harbors with time-based vesting requirements (each, a “Two Harbors RSU”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will automatically and without any action on the part of the holder thereof be cancelled and converted into only the right to receive the Merger Consideration with respect to each share of Two Harbors Common Stock subject to such Two Harbors RSU immediately prior to the Effective Time (without interest and less applicable withholdings) as soon as reasonably practicable (but no later than fifteen calendar days) after the Effective Time.

The Merger Agreement provides that, at the Effective Time, each performance share unit in respect of shares of Two Harbors Common Stock granted by Two Harbors with any performance-based vesting requirements (each, a “Two Harbors PSU”) that is outstanding as of immediately prior to the Effective Time will automatically and without any action on the part of the holder thereof be cancelled and converted into only the right to receive the Merger Consideration with respect to each share of Two Harbors Common Stock subject to such Two Harbors PSU immediately prior to the Effective Time that is earned and vested assuming achievement of the applicable performance criteria at the greater of (i) target performance and (ii) actual performance determined by the Two Harbors Board (as constituted immediately prior to the Effective Time) as if the date on which the closing of the transactions contemplated by the Merger Agreement occurs was the last day of the applicable performance period (without interest and less applicable withholdings) as soon as reasonably practicable (but no later than fifteen calendar days) after the Effective Time.

The Merger Agreement provides that, at the Effective Time, each share of restricted Two Harbors Common Stock granted by Two Harbors (each, a share of “Two Harbors Restricted Stock”) that is outstanding as of immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, be fully vested, and each holder of such shares of Two Harbors Restricted Stock shall have the right to receive the Merger Consideration with respect to each share of Two Harbors Restricted Stock that so vests.

The Merger Agreement contains customary representations, warranties and covenants made by each of CCM, Merger Sub and Two Harbors, including covenants by Two Harbors regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement and other matters. Two Harbors, its subsidiaries and their respective directors and officers are required, among other things, not to solicit alternative acquisition proposals and, subject to certain customary exceptions, not to engage in, authorize or knowingly permit discussions or negotiations regarding alternative acquisition proposals. The Merger Agreement also contains customary employee matters covenants, including a requirement that CCM maintain specified levels of compensation and benefits for employees for designated periods of time following the closing.

Either CCM or Two Harbors may terminate the Merger Agreement under certain specified circumstances, including (i) by mutual written consent of CCM and Two Harbors; (ii) if the Merger is not consummated by the date that is 12 months after the date of the Merger Agreement (the “End Date”); except that the End Date will automatically be successively extended to the date that is 15 months after the date of the Merger Agreement if all required applicable regulatory clearances have not been obtained by what would otherwise be the End Date but all other conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied) or (to the extent permitted by law) waived; (iii) if the approval of the Two Harbors Stockholders is not obtained upon a vote held at a duly held Two Harbors Stockholders Meeting; (iv) any order, decree, ruling or injunction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger becomes final and nonappealable; or (v) if there is a breach by a party of any of its representations, warranties, covenants or agreements contained in the Merger Agreement, which would result in the failure to satisfy one or more of the conditions for closing set forth in the Merger Agreement and has not been cured within a specified cure period. CCM may terminate the Merger Agreement under certain specified circumstances, including if the Two Harbors Board changes its recommendation with respect to the proposed Merger prior to receipt of the necessary approval of the Two Harbors Stockholders, in which instance Two Harbors will pay CCM a termination fee of $25.4 million (the “CCM Termination Fee”) and reimburse CCM for the amount of the UWM Termination Fee (as defined below). Two Harbors may terminate the Merger Agreement under certain specified circumstances, including in order to enter into an alternative acquisition agreement constituting a Company Superior Proposal (as defined in the Merger Agreement), in which Two Harbors will pay CCM the CCM Termination Fee and reimburse CCM for the amount of the UWM Termination Fee. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about CCM, Merger Sub or Two Harbors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by Two Harbors to CCM and a confidential disclosure letter provided by CCM to Two Harbors, in each case in connection with the signing of the Merger Agreement and in filings of Two Harbors with the Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the parties to the Merger Agreement and are subject to standards of materiality applicable to the parties that differ from those applicable to investors. Information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Two Harbors’ public disclosures. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between CCM and Two Harbors rather than establishing matters of fact. In addition, investors are not third-party beneficiaries under the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as a characterization of the actual state of facts about CCM, Merger Sub or Two Harbors.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on December 17, 2025, Two Harbors entered into an Agreement and Plan of Merger (the “UWM Merger Agreement”) by and among Two Harbors, UWM Holdings Corporation, a Delaware corporation (“UWM”), and UWM Acquisitions 1, LLC, a Delaware limited liability company and a wholly owned subsidiary of UWM.

Following the determination by the ad hoc committee of the Two Harbors Board that it had received a “Company Superior Proposal,” as defined in the UWM Merger Agreement, from CCM, and after considering UWM’s proposed revisions to the UWM Merger Agreement in consultation with Two Harbors’ financial advisors and outside legal counsel, on March 27, 2026, prior to entering into the Merger Agreement, Two Harbors delivered to UWM a written notice terminating the UWM Merger Agreement. In connection with the termination of the UWM Merger Agreement, CCM, on behalf of Two Harbors, agreed to pay UWM a termination fee of $25.4 million in cash as required by the terms of the UWM Merger Agreement (the “UWM Termination Fee”). CCM’s payment of the UWM Termination Fee is in addition to the Merger Consideration to be paid by CCM to Two Harbors Stockholders pursuant to the Merger Agreement. Accordingly, Two Harbors hereby withdraws the previously filed and mailed definitive proxy statement with respect to the UWM Merger Agreement and Two Harbors’ special meeting of stockholders to approve the UWM merger, which was scheduled to be held on April 7, 2026, has been canceled.

Item 7.01 Regulation FD Disclosure.

On March 27, 2026, Two Harbors and CCM published a joint press release announcing the proposed Merger. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The joint press release is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of March 27, 2026, by and among CrossCountry Intermediate Holdco, LLC, CrossCountry Merger Corp. and Two Harbors Investment Corp.
99.1	Joint Press Release, dated March 27, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

†            Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Two Harbors agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.

FORWARD-LOOKING STATEMENTS

This Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits and synergies of the proposed Merger; descriptions of the combined company and its operations, integration and transition plans, synergies and anticipated future performance; future opportunities for the combined company; Two Harbors’ and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed Merger, the ability of the parties to complete the proposed Merger considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act and Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this Form 8-K that address activities, events or developments that Two Harbors or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Two Harbors’ ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Two Harbors believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Form 8-K. These include, among other things: the expected timing and likelihood of completion of the proposed Merger; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Merger; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed Merger, including stockholder approval by Two Harbors Stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of Two Harbors Common Stock; the risk that the proposed Merger and its announcement could have an adverse effect on the ability of Two Harbors to retain and hire key personnel and the effect on Two Harbors’ operating results and business generally; the outcome of any legal proceedings relating to the proposed Merger; including stockholder litigation in connection with the proposed Merger; the risk that restrictions during the pendency of the proposed Merger may impact Two Harbors’ ability to pursue certain business opportunities or strategic transactions; that Two Harbors may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect Two Harbors’ business. All such factors are difficult to predict and are beyond the control of Two Harbors and CCM, including those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at www.twoinv.com/investors and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of Two Harbors are based on assumptions that Two Harbors believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Two Harbors does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, Two Harbors will file with the SEC a preliminary proxy statement. The proposed Merger will be submitted to the Two Harbors Stockholders for their approval. Two Harbors may also file other documents with the SEC regarding the proposed Merger. The definitive proxy statement will be sent to the Two Harbors Stockholders and will contain important information about the proposed Merger and related matters. This document is not a substitute for the proxy statement that will be filed with the SEC or any other documents that Two Harbors may file with the SEC or send to Two Harbors Stockholders in connection with the proposed Merger. INVESTORS AND SECURITYHOLDERS OF TWO HARBORS ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the proxy statement (when available) and all other documents filed or that will be filed with the SEC by Two Harbors on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Two Harbors and its directors, executive officers and certain other members of management and employees of Two Harbors may be deemed to be “participants” in the solicitation of proxies from the Two Harbors Stockholders in connection with the proposed Merger. Securityholders can find information about Two Harbors and its directors and executive officers and their ownership of Two Harbors Common Stock in Two Harbors’ annual report on Form 10-K for the fiscal year ended December 31, 2025 and in its definitive proxy statement relating to its 2025 annual meeting of stockholders filed with the SEC on April 2, 2025 (the “Two Harbors 2025 Proxy”). Please refer to the sections captioned “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Stock Ownership” and “Proposal 2: Advisory Vote Relating to Executive Compensation” in the Two Harbors 2025 Proxy. Any changes in the holdings of Two Harbors’ securities by its directors or executive officers from the amounts described in the Two Harbors 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Two Harbors 2025 Proxy and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed Merger will be included in the proxy statement relating to the proposed Merger when it is filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: March 27, 2026

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